UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

            (Address of principal executive offices)                                                     (Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

ITEM 1. REPORT TO SHAREHOLDERS

Semi-Annual Report

June 30, 2012

PCM Fund, Inc.

6.30.12	PCM Fund, Inc. Semi-Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Stockholders:

The U.S. economy slowed during the fiscal six-month reporting period ended June 30, 2012. Growth was held back by a variety of economic and geopolitical factors including increasing gasoline prices and a tepid labor market. Abroad, Europe’s deepening sovereign debt crisis also contributed to the slowdown. The increase in corporate earnings since the recession have also appeared to level off, although, U.S. stocks reached their highest levels since early 2008.

The Six Months in Review

For the fiscal six-month period ended June 30, 2012, the PCM Fund returned 13.52% on net asset value (“NAV”) and 8.05% on market price. The U.S. Treasury market, as measured by the Barclays U.S. Treasury Index, gained 1.08% and the Barclays Mortgage Index, a broad measure of mortgage bond performance, rose 1.67%. The Barclays U.S. Aggregate Index, a broad measure of government and corporate bond performance, advanced 2.37%, while the Barclays U.S. Credit Index, a measure of corporate bond performance, increased 4.55%.

At the beginning of the fiscal period, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was expanding at an annual pace of 3.0%. This growth, the strongest since the second quarter of 2010, declined to 1.9% annually during the first quarter of 2012. Economic data released indicated that the second quarter of 2012 would be similarly anemic.

U.S. consumers, responsible for approximately two-thirds of U.S. economic activity, remained cautious during the period as gasoline prices rose sharply before easing as the period ended. The housing market continued to struggle during the first quarter of 2012, with the Standard & Poor’s/Case-Shiller Home Price Index dropping to a new low. Robust hiring experienced at the start of the year also eased, with the economy adding fewer than 100,000 jobs as the reporting period drew to a close. Slight progress was demonstrated during the six month period as the unemployment rate declined from 8.3% to 8.2%.

2	PCM Fund, Inc. Semi-Annual Report	6.30.12

U.S. Treasury bond prices rose during the period, as investors perceived the asset class as a safe haven. The benchmark 10-year government bond yield reached historic lows, dropping to as low as 1.47%, and stood at 1.67% at the end of the period.

Market and economic uncertainty contributed to the Federal Reserve’s (the “Fed”) revelation that it would continue to maintain its closely watched Fed Funds rate in the 0.0% to 0.25% range through late 2014. In testimony to Congress, Fed Chairman Ben Bernanke indicated that the Fed is “prepared to take action” to protect the U.S. economy and financial system.

Outlook

There is considerable uncertainty regarding future levels of federal taxes and spending. A series of tax cuts are scheduled to expire on December 31, 2012 and major spending reductions are planned to begin in January 2013. The possibility of higher taxes, reduced spending, or both, would likely have an adverse impact on the U.S. economy in 2013.

Abroad, the European Union’s (“E.U.”) deepening sovereign debt crisis has had significant ramifications on this side of the Atlantic as the U.S. currently sends approximately 20% of its exports to the E.U. The economic slowdown seen in China also contributed to U.S. economic strains.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s stockholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

6.30.12	PCM Fund, Inc. Semi-Annual Report	3

PCM Fund, Inc. Fund Insights

June 30, 2012 (unaudited)

For the fiscal six-month period ended June 30, 2012, PCM returned 13.52% on net asset value (“NAV”) and 8.05% on market price, outperforming the unmanaged Barclays CMBS Investment Grade Index1 (the “benchmark index”), which returned 4.35% during the reporting period.

The U.S. fixed income market experienced periods of volatility during the reporting period, but ultimately generated positive returns amid shifting expectations for the U.S. economy. As the reporting period began, fears of a double-dip recession appeared to be receding as certain economic data was better than expected. This largely continued throughout the first quarter of 2012, as unemployment moved lower and consumer spending accelerated. During this time, both short- and long-term Treasury yields generally rose and most spread sectors (non-U.S. Treasuries) outperformed equal duration Treasuries. Investor sentiment reversed course in April and May 2012 due to fears of contagion from the European sovereign debt crisis and concerns that the U.S. economy may be hitting a soft patch. This triggered increased risk aversion and falling Treasury yields. Spread sectors then rallied in June due to signs of eurozone progress and expectations of additional quantitative easing by the Federal Reserve Board. All told, during the six-months ended June 30, 2012, short-term Treasury yields were relatively flat, long-term Treasury yields declined and the yield curve flattened.

During the reporting period, higher quality, lower yielding securities generally underperformed lower rated, higher yielding investments. For instance, the overall U.S. fixed income market (as measured by the Barclays U.S. Aggregate Index) rose 2.37%, while the Commercial Mortgage-Backed Securities (“CMBS”) market, as measured by the benchmark index, advanced 4.35%. Within the CMBS market, lower rated securities outperformed higher rated investments, as fixed-rate BBB CMBS returned 7.14%, compared to 3.31% for fixed-rate AAA CMBS.

Spread sector exposures generally produced positive results

The Fund’s exposure to the banking sector contributed to performance as this sector outperformed the market during the six-months ended June 30, 2012. The sector was supported by robust fundamentals and strong overall investor demand. Further enhancing performance was the Fund’s allocation to non-agency mortgage-backed securities as the sector benefited from periods of strong risk appetite, positive supply/demand technicals and an improved housing market outlook.

Detracting from performance was the Fund’s allocation to super-senior CMBS as CMBS positioned high in the capital structure underperformed the lower rated (less senior) portion of the CMBS capital structure.

1 The Barclays CMBS Investment Grade Index is an index designed to mirror commercial mortgage backed securities (“CMBS”) of investment grade quality (Baa3/BBB-/BBB- or above) using Moody’s, S&P, and Fitch respectively, with maturity of at least one year.

4	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Performance & Statistics

June 30, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	8.05%	13.52%
1 Year	8.00%	11.24%
5 Year	13.40%	11.00%
10 Year	7.98%	9.06%
Commencement of Operations (9/2/93) to 6/30/12	8.56%	8.78%

Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 6/30/12

Market Price/NAV:

Market Price	$11.12
NAV	$10.26
Premium to NAV	8.38%
Market Price Yield(2)	8.63%
Leverage Ratio(3)	45.59%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to stockholders by the market price per share at June 30, 2012.

(3) Represents Reverse Repurchase Agreements (“Leverage”) that are outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

6.30.12	PCM Fund, Inc. Semi-Annual Report	5

PCM Fund, Inc. Schedule of Investments

June 30, 2012 (unaudited)

Principal Amount (000s)			Value
MORTGAGE-BACKED SECURITIES – 130.9%
	$552	Adjustable Rate Mortgage Trust, 2.842%, 1/25/36, CMO (f)	$312,765
		Banc of America Alternative Loan Trust, CMO,
	10	6.25%, 1/25/37	55
	736	6.403%, 4/25/37 (f)	512,146
		Banc of America Funding Corp., CMO,
	1,027	2.816%, 12/20/34 (f)	738,641
	370	5.631%, 3/20/36 (f)	287,355
	1,026	7.00%, 10/25/37	613,285
	1,500	Banc of America Large Loan, Inc., 0.712%, 3/15/22, CMO (a)(c)(f)	1,455,779
	2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.414%, 9/10/47, CMO	2,221,671
		Banc of America Mortgage Securities, Inc., CMO (f),
	764	2.678%, 6/20/31	732,802
	857	2.793%, 11/25/34	784,110
	581	2.891%, 6/25/35	520,842
	87	BCAP LLC Trust, CMO (a)(c)(f), 0.445%, 7/26/36	20,790
	150	5.033%, 3/26/36	134,598
	1,000	BCRR Trust, 5.858%, 7/17/40, CMO (a)(c)(f)(i)	1,019,594
		Bear Stearns Adjustable Rate Mortgage Trust, CMO (f),
	443	3.125%, 5/25/34	406,904
	2,000	3.189%, 10/25/35	1,602,290
		Bear Stearns Alt-A Trust, CMO (f),
	87	2.751%, 5/25/36	37,514
	1,271	2.828%, 11/25/36	680,332
	114	2.884%, 1/25/47	59,849
	622	2.986%, 5/25/36	299,959
	374	3.547%, 9/25/34	324,705
	1,689	4.394%, 8/25/36	932,456
	290	4.92%, 7/25/35	199,572
	682	5.543%, 8/25/36	400,264
	202	Bear Stearns Asset-Backed Securities Trust, 5.50%, 12/25/35, CMO	174,297
		Bear Stearns Commercial Mortgage Securities, CMO,
	3,000	5.694%, 6/11/50 (f)(i)	3,476,650
	1,300	5.714%, 3/13/40 (a)(c)(f)	1,195,176
	2,000	5.906%, 6/11/40 (f)(i)	2,298,873
	1,000	5.983%, 5/11/39 (a)(c)(f)	1,004,335
	524	6.50%, 2/15/32 (b)	27,105
	1,383	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(c)	721,455
	770	Chase Mortgage Finance Corp., 6.00%, 3/25/37, CMO	629,449
		Citigroup Commercial Mortgage Trust, CMO (f),
	101,930	0.241%, 5/15/43, IO (a)(c)	930,215
	2,500	5.889%, 12/10/49 (i)	2,904,095
		Citigroup Mortgage Loan Trust, Inc., CMO (f),
	549	2.749%, 8/25/35	394,801
	658	4.782%, 9/25/35	519,976
	666	5.183%, 11/25/36	464,114

6	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
	$4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.322%, 12/11/49, CMO (i)	$4,476,024
	179	Citimortgage Alternative Loan Trust, 5.50%, 4/25/22, CMO	175,630
	3,000	Commercial Capital Access One, Inc., 7.853%, 11/15/28, CMO (a)(c)(f)	2,210,914
		Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	2,500	5.605%, 6/9/28	2,561,938
	690	6.106%, 7/10/46 (f)	664,344
	1,500	6.586%, 7/16/34 (i)	1,622,956
	1,500	7.007%, 7/16/34 (f)	1,697,669
		Countrywide Alternative Loan Trust, CMO,
	1,631	0.425%, 6/25/47 (f)(i)	880,087
	3,921	0.454%, 7/20/46 (f)(i)	1,465,373
	508	0.525%, 2/25/37 (f)	273,068
	373	0.535%, 2/25/36 (f)	136,098
	4,292	1.147%, 12/25/35 (f)(i)	2,448,172
	332	6.00%, 11/25/35	163,403
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	388	0.565%, 3/25/35 (f)	197,897
	41	2.595%, 2/20/36 (f)	30,193
	359	2.744%, 9/20/36 (f)	179,562
	1,433	5.533%, 9/25/47 (f)(i)	947,504
	1,004	6.00%, 5/25/37	808,099
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	16,439	1.433%, 12/15/35, IO (a)(c)(f)	37,809
	134	7.00%, 2/25/33	145,473
	1,705	7.46%, 1/17/35 (f)(i)	1,736,418
		Credit Suisse Mortgage Capital Certificates, CMO,
	1,000	5.467%, 7/18/16 (a)(c)(f)	1,011,496
	5,000	5.467%, 9/15/39 (i)	5,556,535
	416	5.896%, 4/25/36	262,519
	326	6.50%, 5/25/36	178,651
	1,925	CW Capital Cobalt Ltd., 5.223%, 8/15/48, CMO (i)	2,135,407
	3,132	FFCA Secured Lending Corp., 1.081%, 9/18/27, CMO, IO (a)(c)(f)	129,944
	341	First Horizon Alternative Mortgage Securities, 2.592%, 8/25/35, CMO (f)	60,841
	269	First Horizon Asset Securities, Inc., 2.625%, 4/25/35, CMO (f)	262,390
	15,679	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO (e)(f)	87,919
	157	G-Force LLC, 5.158%, 12/25/39, CMO (a)(c)	155,334
		GMAC Commercial Mortgage Securities, Inc., CMO (a)(c),
	725	5.539%, 4/10/40 (f)	734,211
	1,720	6.50%, 5/15/35	1,783,128
	1,500	7.111%, 5/15/30 (d)(f)	260,551
	1,500	8.531%, 9/15/35 (f)	1,490,255
		Greenwich Capital Commercial Funding Corp., CMO,
	1,500	5.419%, 1/5/36 (a)(c)(f)	1,515,824
	2,000	5.444%, 3/10/39 (i)	2,227,322
		GS Mortgage Securities Corp. II, CMO,
	17,948	1.69%, 8/10/43, IO (a)(c)(f)	1,502,387
	6,500	2.633%, 5/10/45, IO (b)(f)	990,311
	2,710	4.805%, 3/6/20 (a)(c)(f)	2,711,257

6.30.12	PCM Fund, Inc. Semi-Annual Report	7

PCM Fund, Inc. Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
	$5,750	5.56%, 11/10/39 (i)	$6,566,986
	1,670	6.136%, 8/10/43 (a)(c)(f)	1,616,560
		Harborview Mortgage Loan Trust, CMO (f),
	104	0.433%, 1/19/38	63,009
	1,450	0.493%, 1/19/36	772,339
	851	5.595%, 6/19/36	537,204
	929	Indymac INDA Mortgage Loan Trust, 3.307%, 6/25/37, CMO (f)	701,959
		Indymac Index Mortgage Loan Trust, CMO (f),
	234	1.045%, 11/25/34	147,228
	359	5.194%, 5/25/36	174,224
		JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
	61,000	0.573%, 2/15/46, IO (a)(c)(f)	2,006,138
	8,064	1.305%, 3/12/39, IO (a)(c)(f)	57,822
	4,100	5.708%, 3/18/51 (a)(c)(f)(i)	4,058,660
	1,195	5.794%, 2/12/51 (f)	1,389,805
	1,400	5.924%, 2/12/49 (f)	1,593,869
	700	6.135%, 7/12/37 (a)(c)	702,259
	1,150	6.179%, 2/15/51 (f)	1,223,709
		JPMorgan Mortgage Trust, CMO (f),
	420	2.88%, 7/25/35	402,884
	21	4.97%, 10/25/35	21,160
		LB Commercial Conduit Mortgage Trust, CMO,
	520	5.60%, 10/15/35 (a)(c)	564,306
	950	6.109%, 7/15/44 (f)	1,101,661
	1,278	LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38, CMO (i)	1,446,465
		Lehman Mortgage Trust, CMO,
	1,333	6.00%, 5/25/37	1,169,519
	612	6.457%, 4/25/36 (f)	593,849
	1,529	Luminent Mortgage Trust, 0.415%, 12/25/36, CMO (f)	894,886
	1,746	MASTR Asset Securitization Trust, 6.00%, 6/25/36, CMO (f)	1,439,240
	1,500	Merrill Lynch Mortgage Investors, Inc., 7.008%, 12/15/30, CMO (f)	1,568,174
		Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (i),
	1,500	5.485%, 3/12/51 (f)	1,639,627
	2,300	5.70%, 9/12/49	2,535,584
		MLCC Mortgage Investors, Inc., CMO (f),
	557	0.455%, 7/25/30	465,700
	428	0.575%, 11/25/29	370,432
	148	2.501%, 11/25/35	125,228
	540	2.663%, 11/25/35	448,238
		Morgan Stanley Capital I, Inc., CMO,
	70,123	0.447%, 11/12/49, IO (a)(c)(f)	820,050
	2,000	5.447%, 2/12/44 (f)(i)	2,274,113
	315	5.692%, 4/15/49 (f)	348,074
	558	5.809%, 12/12/49	648,749
	4,000	6.01%, 11/15/30 (a)(c)(i)	3,968,108
	1,177	Morgan Stanley Dean Witter Capital I, 6.50%, 11/15/36, CMO (a)(c)	1,179,005
		Morgan Stanley Mortgage Loan Trust, CMO,
	722	3.090%, 1/25/35 (f)	55,702
	891	6.00%, 8/25/37	792,767

8	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
	$1,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a)(c)	$1,044,000
		Ocwen Residential MBS Corp., CMO (a)(c)(f),
	23	6.753%, 6/25/39 (d)	119
	692	7.00%, 10/25/40 (e)	58,731
		RALI Trust, CMO,
	248	0.425%, 6/25/46 (f)	84,367
	784	3.923%, 1/25/36 (f)	447,257
	613	6.00%, 8/25/35	517,496
	627	6.50%, 9/25/37	369,780
		RBSCF Trust, CMO (a)(c)(f),
	1,000	5.223%, 8/16/48	1,001,121
	1,000	5.331%, 2/16/44	1,023,481
	1,000	5.336%, 5/16/47 (i)	1,036,396
	2,744	6.068%, 2/17/51 (i)	2,613,191
	697	Regal Trust IV, 2.64%, 9/29/31, CMO (a)(c)(f)	616,671
	484	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	311,880
	870	RFMSI Trust, 6.00%, 6/25/36, CMO	716,599
		RMF Commercial Mortgage Pass Through Certificates, CMO (a)(c),
	135	7.471%, 1/15/19	135,612
	265	9.35%, 1/15/19 (f)	264,110
		Structured Adjustable Rate Mortgage Loan Trust, CMO (f),
	969	5.214%, 11/25/36	802,253
	1,224	5.334%, 4/25/36	816,527
	500	5.399%, 9/25/36	332,524
	795	5.435%, 1/25/36	543,570
	1,581	Structured Asset Mortgage Investments, Inc., 0.455%, 8/25/36, CMO (f)	873,380
	323	Structured Asset Securities Corp., 5.00%, 5/25/35, CMO	326,604
	325	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	161,809
	1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33, CMO (a)(c)	1,555,969
		Wachovia Bank Commercial Mortgage Trust, CMO,
	32,414	1.08%, 10/15/41, IO (a)(c)(f)	563,790
	2,500	5.188%, 2/15/41 (a)(c)(f)(i)	2,362,760
	1,000	5.509%, 4/15/47	1,098,753
	5,044	5.605%, 2/15/35 (a)(c)(f)(i)	5,012,896
	1,825	6.097%, 2/15/51 (f)(i)	2,036,112
	1,000	WaMu Commercial Mortgage Securities Trust, 6.303%, 3/23/45, CMO (a)(c)(f)	754,169
	976	WaMu Mortgage Pass Through Certificates, 2.655%, 12/25/36, CMO (f)(i)	673,572
	3,385	Washington Mutual Alternative Mortgage Pass Through Certificates,
		6.50%, 8/25/36, CMO	1,921,058
	180	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22, CMO	170,725
	900	Wells Fargo Mortgage-Backed Securities Trust, 5.662%, 10/25/36, CMO (f)	801,426
		WF-RBS Commercial Mortgage Trust, CMO, IO (a)(c)(f),
	2,273	1.042%, 6/15/44	92,489
	31,582	1.346%, 2/15/44 (i)	1,665,670

Total Mortgage-Backed Securities (cost-$142,886,153)			154,245,891

6.30.12	PCM Fund, Inc. Semi-Annual Report	9

PCM Fund, Inc. Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
CORPORATE BONDS & NOTES – 29.5%
Airlines – 2.5%
	$305	Northwest Airlines, Inc., 1.217%, 11/20/15, (MBIA) (f)(i)	$293,550
		United Air Lines Pass Through Trust (i),
	779	6.636%, 1/2/24	814,304
	835	9.75%, 7/15/18	949,683
	728	10.40%, 5/1/18	830,916

			2,888,453

Banking – 4.0%
	2,200	Discover Bank, 7.00%, 4/15/20 (i)	2,566,018
	2,000	Regions Financial Corp., 7.75%, 11/10/14 (i)	2,165,000

			4,731,018

Construction & Engineering – 0.9%
	1,111	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (i)	1,047,117

Diversified Manufacturing – 0.5%
	900	Colt Defense LLC, 8.75%, 11/15/17 (i)	563,625

Energy – 0.8%
	950	Consol Energy, Inc., 8.00%, 4/1/17 (i)	990,375

Financial Services – 10.6%
		Ally Financial, Inc.,
	10	5.90%, 1/15/19	9,187
	20	6.00%, 2/15/19	18,549
	106	6.00%, 3/15/19	98,555
	30	6.15%, 3/15/16	28,723
	20	6.30%, 8/15/19	18,804
	16	6.50%, 10/15/16	15,457
	23	6.65%, 6/15/18	22,175
	25	6.70%, 6/15/18	23,885
	19	6.75%, 8/15/16	18,646
	12	6.75%, 6/15/17	11,612
	18	6.75%, 9/15/18	17,256
	35	6.75%, 10/15/18	33,661
	2	6.80%, 10/15/18	1,920
	12	6.85%, 4/15/16	11,736
	174	6.90%, 8/15/18	169,384
	30	7.00%, 6/15/17	28,809
	3	7.00%, 2/15/18	2,915
	100	7.00%, 3/15/18	97,495
	5	7.00%, 5/15/18	4,840
	55	7.00%, 8/15/18	53,649
	14	7.05%, 3/15/18	13,395
	32	7.05%, 4/15/18	31,002
	6	7.15%, 9/15/18	5,854
	60	7.20%, 10/15/17	58,841
	5	7.25%, 9/15/17	4,891
	38	7.25%, 4/15/18	37,375
	60	7.25%, 8/15/18	58,154

10	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
Financial Services (continued)
	$30	7.25%, 9/15/18	$29,475
	195	7.30%, 12/15/17	189,700
	102	7.30%, 1/15/18	99,284
	76	7.35%, 4/15/18	74,987
	20	7.375%, 11/15/16	19,614
	36	7.40%, 12/15/17	34,853
	14	7.50%, 8/15/17	13,694
	12	7.50%, 11/15/17	11,654
	8	7.75%, 10/15/17	7,891
	19	8.00%, 10/15/17	18,792
	18	8.00%, 11/15/17	17,709
	5	8.20%, 3/15/17	4,998
	322	9.00%, 7/15/20	322,176
	1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(c)(i)	1,001,179
	800	CIT Group, Inc., 5.25%, 4/1/14 (a)(c)(i)	832,000
	1,000	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (i)	1,005,000
		Ford Motor Credit Co. LLC (i),
	1,000	6.625%, 8/15/17	1,139,224
	500	8.00%, 12/15/16	592,854
	1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(c)(i)	1,772,000
	1,200	Morgan Stanley, 0.947%, 10/15/15 (f)(i)	1,069,872
		SLM Corp. (i),
	1,000	8.00%, 3/25/20	1,100,000
	1,100	8.45%, 6/15/18	1,237,500
	1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(c)(i)	1,023,921

			12,515,147

Hotels/Gaming – 1.0%
	1,100	MGM Resorts International, 9.00%, 3/15/20 (i)	1,226,500

Insurance – 2.9%
		American International Group, Inc. (i),
	500	5.45%, 5/18/17	544,193
	1,350	6.25%, 5/1/36	1,569,167
	1,100	6.40%, 12/15/20	1,247,516

			3,360,876

Oil & Gas – 0.2%
	285	Global Geophysical Services, Inc., 10.50%, 5/1/17 (i)	272,888

Paper/Paper Products – 1.0%
	1,000	Weyerhaeuser Co., 7.375%, 3/15/32 (i)	1,121,054

Real Estate Investment Trust – 1.9%
	2,000	SL Green Realty Corp., 7.75%, 3/15/20 (i)	2,286,408

Retail – 2.6%
		CVS Pass Through Trust (i),
	1,655	5.88%, 1/10/28	1,818,537
	953	7.507%, 1/10/32 (a)(c)	1,187,328

			3,005,865

6.30.12	PCM Fund, Inc. Semi-Annual Report	11

PCM Fund, Inc. Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
Utilities – 0.6%
	$250	Dynegy Holdings, Inc., 7.125%, 5/15/18 (d)	$168,750
	500	Energy Future Holdings Corp., 10.00%, 1/15/20 (i)	536,250

			705,000

Total Corporate Bonds & Notes (cost-$30,933,357)			34,714,326

ASSET-BACKED SECURITIES – 8.7%
	181	Advanta Business Card Master Trust, 0.494%, 6/20/14 (b)(f)	172,468
	97	Ameriquest Mortgage Securities, Inc., 5.87%, 2/25/33 (f)	6,686
	154	Asset-Backed Securities Corp. Home Equity, 2.994%, 6/21/29 (f)	32,016
	448	Associates Manufactured Housing Pass Through Certificates, 7.15%, 3/15/28 (f)	449,993
	515	Bayview Financial Acquisition Trust, 0.525%, 12/28/36 (f)	376,944
		Bear Stearns Asset-Backed Securities Trust (f),
	88	0.625%, 6/25/36	69,366
	959	3.183%, 7/25/36	651,305
	1,298	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30 (f)	714,546
	762	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	781,267
	777	EMC Mortgage Loan Trust, 0.895%, 2/25/41 (a)(c)(f)	650,520
	303	GE Mortgage Services LLC, 6.705%, 4/25/29 (f)	274,139
	199	GSAA Trust, 0.515%, 6/25/35 (f)	175,008
	6,250	Indymac Residential Asset Backed Trust, 0.485%, 4/25/47 (f)(i)	2,264,734
	56	Keystone Owner Trust, 9.00%, 1/25/29 (a)(c)	54,271
	709	Lehman XS Trust, 5.42%, 11/25/35	672,941
	2,455	Merrill Lynch First Franklin Mortgage Loan Trust, 0.485%, 5/25/37 (f)	1,047,158
	630	Merrill Lynch Mortgage Investors, Inc., 0.745%, 6/25/36 (f)	340,791
	797	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32 (f)	245,632
	85	RAMP Trust, 0.615%, 9/25/32 (f)	55,652
	66	Southern Pacific Secured Asset Corp., 0.585%, 7/25/29 (f)	50,674
	68	Structured Asset Investment Loan Trust, 4.745%, 10/25/33 (f)	7,343
	1,000	UCFC Manufactured Housing Contract, 7.90%, 1/15/28 (f)	1,010,406
	1,856	UPS Capital Business Credit, 3.489%, 4/15/26 (b)(f)	112,289

Total Asset-Backed Securities (cost-$11,682,967)			10,216,149

U.S. GOVERNMENT AGENCY SECURITIES – 2.0%
		Freddie Mac, CMO, IO (f),
	3,150	0.837%, 1/25/21	128,521
	10,500	3.615%, 6/25/46	2,223,078

Total U.S. Government Agency Securities (cost-$2,374,622)			2,351,599

MUNICIPAL BONDS – 1.6%
Arkansas – 0.7%
	795	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No. 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	791,693

Virginia – 0.3%
	355	Lexington Industrial Dev. Auth. Rev., 8.00%, 1/1/15, Ser. C	354,734

12	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Schedule of Investments

June 30, 2012 (unaudited) (continued)

Principal Amount (000s)			Value
West Virginia – 0.6%
	$930	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	$701,210

Total Municipal Bonds (cost-$2,016,395)			1,847,637

Shares
COMMON STOCK – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
	1,294	SemGroup Corp., Class A (h) (cost-$33,638)	41,309

Units
WARRANTS – 0.0%
Construction & Engineering
	1,100	Alion Science and Technology Corp., expires 11/1/14 (a)(c)(h)	11

Oil, Gas & Consumable Fuels – 0.0%
	1,362	SemGroup Corp., expires 11/30/14 (h)	12,325

Total Warrants (cost-$6,139)			12,336

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 9.0%
U.S. Treasury Obligations (g)(j) – 4.9%
	$5,791	U.S. Treasury Bills, 0.13%, 8/23/12 (cost-$5,789,911)	5,789,911

Repurchase Agreements – 2.2%
	2,100	JPMorgan Securities, Inc., dated 6/29/12, 0.20%, due 7/2/12, proceeds $2,100,035; collateralized by U.S. Treasury Notes, 1.125%, due 12/15/12, valued at $2,145,456 including accrued interest	2,100,000
	500	Morgan Stanley & Co., dated 6/29/12, 0.20%, due 7/2/12, proceeds $500,008; collateralized by U.S. Treasury Bonds, 6.125%, due 11/15/27, valued at $510,249 including accrued interest	500,000

Total Repurchase Agreements (cost-$2,600,000)			2,600,000

Corporate Notes – 1.8%
Financial Services – 0.1%
	100	Ally Financial, Inc., 7.125%, 8/15/12	99,994

Insurance – 1.7%
	2,000	American International Group, Inc., 4.25%, 5/15/13 (i)	2,042,014

Total Corporate Notes (cost-$1,937,214)			2,142,008

Municipal Bonds – 0.1%
Iowa – 0.1%
	55	Dickinson Cnty. Rev., Spirit Lake, 7.75%, 12/1/12, Ser. B (cost-$55,000)	55,781

Total Short-Term Investments (cost-$10,382,125)			10,587,700

Total Investments (cost-$200,315,396) – 181.7%			214,016,947

Liabilities in excess of other assets – (81.7)%			(96,217,785)

Net Assets—100%			$117,799,162

6.30.12	PCM Fund, Inc. Semi-Annual Report	13

PCM Fund, Inc. Notes to Schedule of Investments

June 30, 2012 (unaudited) (continued)

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $68,648,539, representing 58.3% of net assets.
(b)	Illiquid.
(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	In default.
(e)	Fair-Valued – Securities with an aggregate value of $146,650, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)	Variable or Floating Rate Security – Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2012.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	Non-income producing.
(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(j)	Rates reflect the effective yields at purchase date.

Glossary:

CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note
IO	-	Interest Only
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
PIK	-	Payment-in-Kind
PO	-	Principal Only

14	PCM Fund, Inc. Semi-Annual Report	6.30.12	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Assets:
Investments, at value (cost-$200,315,396)	$214,016,947
Cash	96,140
Unsettled reverse repurchase agreements	7,308,000
Interest receivable	1,478,498
Unrealized appreciation of OTC swaps	643,858
Swap premiums paid	146,950
Receivable from broker	15,017
Receivable for terminated swaps	11
Prepaid expenses	12,882
Total Assets	223,718,303

Liabilities:
Payable for reverse repurchase agreements	98,701,000
Swap premiums received	5,871,755
Dividends payable to stockholders	918,919
Investment management fees payable	141,124
Interest payable for reverse repurchase agreements	110,528
Unrealized depreciation of OTC swaps	70,974
Payable for terminated swaps	8,166
Accrued expenses	96,675
Total Liabilities	105,919,141
Net Assets	$117,799,162

Composition of Net Assets:
Common Stock:
Par value ($0.001 per share, applicable to 11,486,496 shares issued and outstanding)	$11,486
Paid-in-capital in excess of par	147,238,089
Undistributed net investment income	987,453
Accumulated net realized loss	(44,712,301)
Net unrealized appreciation of investments and swaps	14,274,435
Net Assets	$117,799,162
Net Asset Value Per Share	$10.26

See accompanying Notes to Financial Statements	6.30.12	PCM Fund, Inc. Semi-Annual Report	15

PCM Fund, Inc. Statement of Operations

Six months ended June 30, 2012 (unaudited)

Investment Income:
Interest	$7,637,188

Expenses:
Investment management fees	847,849
Interest expense	516,206
Audit and tax services	32,970
Stockholder communications	32,129
Custodian and accounting agent fees	25,869
Transfer agent fees	18,162
Legal fees	14,425
New York Stock Exchange listing fees	8,471
Directors’ fees and expenses	5,857
Insurance expense	2,506
Miscellaneous	7,872
Total Expenses	1,512,316

Net Investment Income	6,124,872

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(553,184)
Swaps	278,150
Net change in unrealized appreciation/depreciation of:
Investments	7,772,198
Swaps	745,836
Net realized and change in unrealized gain on investments and swaps	8,243,000
Net Increase in Net Assets Resulting from Investment Operations	$14,367,872

16	PCM Fund, Inc. Semi-Annual Report	6.30.12	See accompanying Notes to Financial Statements

PCM Fund, Inc. Statement of Changes in Net Assets

	Six Months ended June 30, 2012 (unaudited)	Year ended December 31, 2011
Investment Operations:
Net investment income	$6,124,872	$12,966,180
Net realized gain (loss) on investments and swaps	(275,034)	690,814
Net change in unrealized appreciation/depreciation of investments and swaps	8,518,034	(6,017,074)
Net increase in net assets resulting from investment operations	14,367,872	7,639,920
Dividends to Stockholders from Net investment income	(5,511,286)	(12,153,003)

Capital Share Transactions:
Reinvestment of dividends	132,282	303,054
Total increase (decrease) in net assets	8,988,868	(4,210,029)

Net Assets:
Beginning of period	108,810,294	113,020,323
End of period (including undistributed net investment income of $987,453 and $373,867, respectively)	$117,799,162	$108,810,294

Shares issued in reinvestment of dividends	12,659	29,412

See accompanying Notes to Financial Statements	6.30.12	PCM Fund, Inc. Semi-Annual Report	17

PCM Fund, Inc. Statement of Cash Flows

Six months ended June 30, 2012 (unaudited)

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$14,367,872
Adjustments to reconcile net increase in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(16,049,217)
Proceeds from sales of long-term investments	13,941,629
Sales of short-term portfolio investments, net	617,464
Net change in unrealized appreciation/depreciation of investments and swaps	(8,518,034)
Net realized loss on investments and swaps	275,034
Net amortization premium on investments	(506,121)
Decrease in receivable for investments sold	70,000
Increase in unsettled reverse repurchase agreements	412,000
Increase in interest receivable	(36,748)
Increase in prepaid expenses	(10,376)
Increase in periodic and termination payments of swaps	5,782,866
Increase in investment management fees payable	874
Decrease in interest payable for reverse repurchase agreements	(3,754)
Decrease in accrued expenses	(23,386)
Net cash provided by operating activities*	10,320,103

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(3,700,000)
Cash dividends paid (excluding reinvestment of dividends of $132,282)	(6,525,376)
Net cash used for financing activities	(10,225,376)
Net increase in cash	94,727
Cash at beginning of period	1,413
Cash at end of period	$96,140
*	Included in operating expenses is cash paid by the Fund for interest primarily related to participation in reverse repurchase agreement transactions of $519,960.

18	PCM Fund, Inc. Semi-Annual Report	6.30.12	See accompanying Notes to Financial Statements

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company organized as a Maryland corporation. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has the authority to issue 300 million shares of $0.001 par value common stock.

The Fund’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund. There can be no assurance that the Fund will meet its stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Fund management is currently evaluating the effect that the guidance may have on its financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Directors has adopted methods for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Pacific Investment Management Company LLC (“the Sub-Adviser”), an affiliate of the Investment Manager. The Valuation Committee has been established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Sub-Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be

6.30.12	PCM Fund, Inc. Semi-Annual Report	19

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be reliable of fair value, the Sub-Adviser may elect to obtain market quotations (“broker quotes”) directly from a broker-dealer.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single source broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP:

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

20	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

6.30.12	PCM Fund, Inc. Semi-Annual Report	21

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at June 30, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Note 5(a) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/12
Investments in Securities – Assets
Mortgage-Backed Securities	—	$152,899,907	$1,345,984	$154,245,891
Corporate Bonds & Notes:
Airlines	—	—	2,888,453	2,888,453
All Other	—	31,825,873	—	31,825,873
Asset-Backed Securities	—	10,216,149	—	10,216,149
U.S. Government Agency Securities	—	2,351,599	—	2,351,599
Municipal Bonds	—	1,847,637	—	1,847,637
Common Stock	$41,309	—	—	41,309
Warrants	—	12,325	11	12,336
Short-Term Investments	—	10,587,700	—	10,587,700

Total Investments in Securities – Assets	$41,309	$209,741,190	$4,234,448	$214,016,947

Other Financial Instruments* – Assets
Credit Contracts	—	$643,858	—	$643,858

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(70,974)	—	$(70,974)

Total Investments	$41,309	$210,314,074	$4,234,448	$214,589,831

The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

For the six-months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

22	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended June 30, 2012, was as follows:

	Beginning Balance 12/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 6/30/12
Investments in Securities – Assets
Mortgage-Backed Securities	$1,460,808	$37,240	$(425,590)	$13,647	$208,906	$71,882	—	$(20,909)	$1,345,984
Corporate Bonds & Notes:
Airlines	2,941,661	—	(174,552)	7,304	5,748	108,292	—	—	2,888,453
Warrants	—	11	—	—	—	—	—	—	11

Total Investments	$4,402,469	$37,251	$(600,142)	$20,951	$214,654	$180,174	—	$(20,909)	$4,234,448

*	Other financial instruments are swap agreements not reflected in the Schedule of Investments, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because independent prices became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at June 30, 2012, was $132,399.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

The following table presents additional information about valuation techniques and inputs used for investments that were measured at fair value and categorized as Level 3 at June 30, 2012:

Investments in Securities – Assets	Ending Balance at 6/30/12	Valuation Technique Used	Unobservable Inputs	Range of Input values
Mortgage-Backed Securities	$1,199,334	Third-Party pricing vendor	Broker quotes	$87.00-$99.00
Mortgage-Backed Securities	87,919	Benchmark pricing	Broker quote	$0.56
Mortgage-Backed Securities	58,731	Benchmark pricing	Security price reset	$8.50
Corporate Bonds & Notes: Airlines	2,888,453	Third-Party pricing vendor	Broker quotes	$96.25-$114.13
Warrants	11	Portfolio manager recommendation	Price	$0.01

Total Investments	$4,234,448

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns

6.30.12	PCM Fund, Inc. Semi-Annual Report	23

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at June 30, 2012. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by transferring liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon

24	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(i) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(j) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing

6.30.12	PCM Fund, Inc. Semi-Annual Report	25

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

2. Principal Risks (continued)

interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s stock to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund engages in transactions or purchases instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions and over-the-counter derivatives entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

26	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

2. Principal Risks (continued)

The Fund had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the

6.30.12	PCM Fund, Inc. Semi-Annual Report	27

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls

28	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2012 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2012:

Location	Credit Contracts
Asset derivatives:
Unrealized appreciation of swaps	$643,858

Liability derivatives:
Unrealized depreciation of swaps	$(70,974)

The effect of derivatives on the Statement of Operations for the six months ended June 30, 2012:

Location	Credit Contracts
Net realized gain on:
Swaps	$278,150

Net change in unrealized appreciation/depreciation of:
Swaps	$745,836

The average volume (measured at each fiscal quarter-end) of derivative activity for sell protection on credit default swap agreements was approximately $116,117,000 in Notional Amounts during the six months ended June 30, 2012.

6.30.12	PCM Fund, Inc. Semi-Annual Report	29

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any reverse repurchase agreements and borrowings) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the six months ended June 30, 2012, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $16,049,217 and $6,699,940, respectively.

(a) OTC credit default swap agreements outstanding at June 30, 2012:

Sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Market Value(2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Citigroup:
SLM	$1,700	2.04%	12/20/13	5.00%	$75,976	$146,950	$(70,974)
SLM	500	2.04%	12/20/13	5.00%	22,346	(78,750)	101,096
Deutsche Bank:
SLM	500	2.04%	12/20/13	5.00%	22,346	(61,250)	83,596
SLM	3,000	4.71%	3/20/19	5.35%	106,198	—	106,198
Royal Bank of Scotland:
Markit ABX.HE Index	2,803	†	8/25/37	0.09%	(1,368,221)	(1,387,406)	19,185
Markit ABX.HE Index	3,253	†	7/25/45	0.18%	(307,747)	(325,279)	17,532
Markit ABX.HE Index	6,840	†	7/25/45	0.32%	(3,702,819)	(4,019,070)	316,251

					$(5,151,921)	$(5,724,805)	$572,884

†	Credit Spread not quoted for asset-backed securities.
(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

30	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

5. Investments in Securities (continued)

(b) Open reverse repurchase agreements at June 30, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.60%	5/25/12	8/28/12	$336,207	$336,000
	0.60%	6/22/12	9/24/12	2,017,302	2,017,000
	0.80%	5/21/12	8/23/12	1,406,280	1,405,000
	0.80%	6/22/12	9/24/12	958,192	958,000
	0.87%	4/19/12	7/20/12	755,330	754,000
	1.00%	2/24/12	8/24/12	6,289,283	6,267,000
	1.00%	2/27/12	8/27/12	891,083	888,000
	1.046%	5/30/12	8/1/12	1,378,280	1,377,000
	1.162%	6/26/12	9/27/12	2,034,328	2,034,000
	1.25%	2/24/12	7/17/12	919,067	915,000
	1.25%	2/24/12	8/24/12	4,178,489	4,160,000
	1.716%	5/16/12	8/16/12	1,352,960	1,350,000
	1.718%	6/25/12	9/25/12	886,254	886,000
Citigroup	0.994%	6/21/12	7/23/12	1,577,435	1,577,000
Deutsche Bank	0.75%	5/15/12	8/16/12	2,138,092	2,136,000
	0.75%	5/16/12	8/17/12	1,066,021	1,065,000
	0.75%	5/17/12	8/17/12	763,715	763,000
	0.75%	6/20/12	9/17/12	745,171	745,000
	0.80%	5/15/12	8/16/12	955,997	955,000
	0.80%	5/24/12	8/28/12	1,029,869	1,029,000
	0.80%	6/15/12	9/17/12	3,041,081	3,040,000
JPMorgan Chase	0.65%	5/15/12	8/17/12	2,195,862	2,194,000
	1.00%	2/24/12	8/22/12	529,877	528,000
	1.24%	6/6/12	7/5/12	1,475,269	1,474,000
	1.243%	6/20/12	7/19/12	1,981,752	1,981,000
Morgan Stanley	1.08%	6/4/12	7/3/12	1,381,118	1,380,000
	1.25%	4/10/12	7/10/12	7,328,808	7,308,000
Royal Bank of Canada	1.468%	6/18/12	9/19/12	2,799,483	2,798,000
	1.937%	6/12/12	12/11/12	686,701	686,000
Royal Bank of Scotland	0.991%	6/12/12	7/13/12	900,471	900,000
	0.991%	6/14/12	7/11/12	7,081,312	7,078,000
	0.991%	6/15/12	7/16/12	2,565,129	2,564,000
	0.993%	6/20/12	7/19/12	6,282,906	6,281,000
	1.139%	6/1/12	7/2/12	1,011,960	1,011,000
	1.143%	6/20/12	7/19/12	1,906,666	1,906,000
	1.145%	6/29/12	7/30/12	1,008,000	1,008,000
	1.239%	6/1/12	7/2/12	4,797,949	4,793,000
	1.242%	6/18/12	7/17/12	6,070,721	6,068,000
	1.245%	6/28/12	7/26/12	5,586,580	5,586,000
	1.245%	6/29/12	7/30/12	4,826,000	4,826,000
	1.246%	6/29/12	7/31/12	1,474,000	1,474,000
UBS	0.52%	6/15/12	9/18/12	1,210,280	1,210,000
	0.82%	6/20/12	9/18/12	990,248	990,000

					$98,701,000

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2012 was $93,020,918 at a weighted average interest rate of 1.10%. The total market value of underlying

6.30.12	PCM Fund, Inc. Semi-Annual Report	31

PCM Fund, Inc. Notes to Financial Statements

June 30, 2012 (unaudited)

5. Investments in Securities (continued)

collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at June 30, 2012 was $104,231,920.

At June 30, 2012, the Fund held $260,000 in principal value of Mortgage-Backed Securities as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

6. Income Tax Information

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

The cost basis of portfolio securities for federal income tax purposes is $200,315,396. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $22,097,689; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $8,396,138; and net unrealized appreciation for federal income tax purposes is $13,701,551.

7. Subsequent Events

On July 2, 2012, a dividend of $0.08 per share was declared to common stockholders payable August 1, 2012 to stockholders of record on July 12, 2012.

On August 1, 2012, a dividend of $0.08 per share was declared to common stockholders payable September 4, 2012 to stockholders of record on August 13, 2012.

It is expected that the transfer agent of the Fund will change to American Stock Transfer & Trust Company, LLC from BNY Mellon on September 17, 2012.

At a special meeting of shareholders held on August 20, 2012, shareholders of the Fund approved an amendment and restatement of the Fund’s current fundamental investment policy regarding industry concentration. See “Changes in Investment Policies/Proxy Voting Policies and Procedures” on page 34 for more information.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

32	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Financial Highlights

For a share of common stock outstanding throughout each period:

	Six Months ended June 30, 2012 (unaudited)		Year ended December 31,
			2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.48		$9.88	$7.73	$5.77	$11.28	$11.85
Investment Operations:
Net investment income	0.53		1.13	1.12	0.81	0.48 (1)	0.80 (1)
Net realized and change in unrealized gain (loss) on investments and swaps	0.73		(0.47)	2.29	2.18	(4.84)	(0.48)
Total from investment operations	1.26		0.66	3.41	2.99	(4.36)	0.32
Dividends to Stockholders from Net investment income	(0.48)		(1.06)	(1.26)	(1.03)	(1.15)	(0.89)
Net asset value, end of period	$10.26		$9.48	$9.88	$7.73	$5.77	$11.28
Market price, end of period	$11.12		$10.77	$10.80	$7.97	$6.13	$10.25
Total Investment Return (2)	8.05%		10.43%	54.01%	52.01%	(30.79)%	(23.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$117,799		$108,810	$113,020	$88,290	$65,572	$128,092
Ratio of expenses to average net assets, including interest expense (3)	2.64	%*	2.44%	2.41%	2.67%	4.22%	4.03%
Ratio of expenses to average net assets, excluding interest expense	1.74	%*	1.75%	1.75%	1.71%	1.67%	1.08%
Ratio of net investment income to average net assets	10.70	%*	11.30%	11.91%	12.86%	5.24%	6.94%
Portfolio turnover rate	3%		26%	28%	57%	23%	17%

*	Annualized.
(1)	Calculated on average of shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock. Total investment return for a period less than one year is not annualized.
(3)	Interest expense relates to participation in reverse repurchase agreement transactions.

See accompanying Notes to Financial Statements	6.30.12	PCM Fund, Inc. Semi-Annual Report	33

PCM Fund, Inc. Changes in Investment Policies/Proxy Voting Policies &

Procedures (unaudited)

Changes in Investment Policy:

Effective June 1, 2012, the Fund has eliminated its non-fundamental policy to invest at least 50% of its total assets in commercial mortgage-backed securities (“CMBS”) (“50% Policy”), such that the Fund no longer has a minimum investment policy with respect to CMBS.

The elimination of the Fund’s 50% Policy provides the Fund with additional flexibility to invest a greater portion of its portfolio in asset classes other than CMBS, including, but not limited to, agency-guaranteed mortgage-backed securities, private label (commonly known as “non-agency”) mortgage-backed securities, investment-grade corporate debt securities and high yield corporate debt securities. The Fund’s management team believes that greater investment flexibility may further serve to diversify the portfolio across a variety of potentially higher yielding securities. Such increased investment flexibility is particularly attractive to the management team in light of ongoing volatility across financial markets. While the Fund’s management team currently expects the Fund to continue to have exposure to CMBS, the management team now has greater flexibility to pursue, subject to market conditions and other factors, other income generating opportunities in fixed income investments.

Changes in Fundamental Investment Policy:

Amendment and Restatement of Fundamental Policy on Industry Concentration. At a special meeting of shareholders held on August 20, 2012, shareholders of the Fund approved an amendment and restatement of the Fund’s current fundamental investment policy regarding industry concentration. The Fund’s amended and restated policy (the “New Policy”) is as follows: “The Fund, under normal circumstances, will invest at least 25% of its total assets (i.e., concentrate) in privately-issued mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) (i.e., concentrate) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry).”

For purposes of applying the second sentence of the New Policy (the “industry concentration policy”), the Sub-Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. Investments in securities of a single foreign government represent investments in a separate industry, although currency positions are not considered to be an investment in a foreign government for these purposes. Mortgage-related or other asset-backed securities that are issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not subject to the industry concentration policy, by virtue of the exclusion from that test available to all U.S. Government securities.

For purposes of applying the first sentence of the New Policy, privately-issued mortgage-related securities means any mortgage-related security (other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities), such as securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, and stripped mortgage securities (generally interest-only and principal-only securities). Exposures to mortgage-related securities through derivatives or other financial instruments will be considered investments in mortgage-related securities. Privately-issued mortgage-related securities also may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages.

34	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Changes in Investment Policies/Proxy Voting Policies &

Procedures (unaudited)

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

6.30.12	PCM Fund, Inc. Semi-Annual Report	35

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested Directors (the “Independent Directors”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Directors met in person on June 26-27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Directors, including a majority of the Independent Directors, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2011, (iv) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s

36	PCM Fund, Inc. Semi-Annual Report	6.30.12

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Directors also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Directors took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Directors specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Directors noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Directors noted that only leveraged closed-end funds were considered for inclusion in the group. The Directors also noted that average net assets of the common shares of the six funds ranged from $68.5 million to $498.2 million, and that three of the funds are larger in asset size than the Fund. The Directors also noted that the Fund was ranked fifth out of six funds in the expense peer group for total expense ratio based on common share assets, second out of six funds in the expense peer group for total expense ratio based on common share and leveraged assets combined, fifth out of six funds in actual management fees based on common share assets and fourth out of six funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked sixth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Directors noted that the Fund had top quintile performance for the one-year, three-year, five-year and ten-year periods ended February 29, 2012.

In addition to their review of Fund performance based on net asset value, the Directors also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Directors did not consider the management fees charged by the Sub-Adviser to other clients.

The Directors also took into account that the Fund uses leverage, such as by the use of reverse repurchase agreements, which increase total assets and thus the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on total managed assets). In this regard, the Directors took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s shareholders, on the other. In this regard, the Directors considered information provided by the Investment Manager and the Sub-Adviser and the presentations

6.30.12	PCM Fund, Inc. Semi-Annual Report	37

PCM Fund, Inc. Matters Relating to the Directors’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

by the Fund’s portfolio managers and determined that the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

38	PCM Fund, Inc. Semi-Annual Report	6.30.12

Directors	Fund Officers
Hans W. Kertess Chairman of the Board of Directors Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PCM Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of stock of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ613SA_063012

AGI_2012_06_29_4145

ITEM 2.	CODE OF ETHICS
Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT
Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT
Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS
(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS
(a) (1) Not required in this filing.
(a) (2) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not applicable
(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PCM Fund, Inc.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer
Date:	August 27, 2012
By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date:	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer
Date:	August 27, 2012
By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date:	August 27, 2012